FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2011
FINANCIAL INCOME (EXPENSES), NET [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 9:-          FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2009	2010	2011
Financial income (expenses):

Decrease (increase) in fair value of warrants that are classified as liability and of bifurcated conversion feature	$(764)	$173	$400
Interest expenses	(223)	(61)	(66)
Foreign currency transaction adjustments	(40)	42	(133)

	$(1,027)	$154	$467